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[LOGO]                                                               EXHIBIT 4.2

                                     Caliper

                           CALIPER LIFE SCIENCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CUSIP 130872 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS, PREFERENCES, PRIVILEGES AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001, OF

CALIPER LIFE SCIENCES, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Stephen E. Creager                 /s/ E. Kevin Hrusovsky
--------------------------------     -------------------------------------
SECRETARY                            PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [Seal]

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                           CALIPER LIFE SCIENCES, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right of survivorship and not as tenants

UNIF GIFT MIN ACT - ____________ Custodian ____________________________________
               (Cust)                   (Minor)

               Under Uniform Gifts To Minors

               Act __________________________________________________
                  (State)

UNIF TRF MIN ACT - ____________ Custodian (until age) ________________________
               (Cust)                    (Minor)

               ___________ (under California ____________________________)
                 (minor)

               ___________ Act ___________________________________________
                 (State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________

       [                                     ]
       [                                     ]
_____________________________________________________________

                                       2

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_____________________________________________________________

_____________________________________________________________

                                                            Shares of the common
______________________________________________________________________
stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________

                                    /s/
                                    ------------------------------------

                                    /s/
                                    ------------------------------------

                                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:_________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO THE S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in Rights Agreement between Caliper Life Sciences, Inc. (fka Caliper Technologies Corp.) (the "Company") and Wells Fargo Bank, N. A., as Rights Agent (the "Rights Agent") dated as of December 18, 2001, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.